Exhibit 99.1

The Bancorp, Inc. Reports Fourth Quarter 2010 Financial Results

Wilmington, Delaware – January 26, 2011 - The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported results for the quarter ended December 31, 2010.

Financial Highlights

-	Fourth quarter 2010 diluted earnings per share of $0.08, as compared to diluted loss per share of $0.04 in the fourth quarter 2009.

-	Net income increased to $2.0 million in the fourth quarter of 2010 from $33,000 in fourth quarter 2009, before preferred stock dividends and accretion (TARP repaid March 10, 2010).

-	Non-interest income, excluding security gains and losses, increased to $5.4 million, representing a 64% increase over fourth quarter 2009.

-	Net interest income increased by 8% to $18.2 million over fourth quarter 2009.

-	Total non-performing loans and loans 90 days past due and accruing interest declined to 1.08% of total loans at December 31, 2010, compared to 1.66% at the prior year end.

-	Average loans for the fourth quarter totaled $1.6 billion, an increase of $85 million or 6% over fourth quarter 2009.

-
Average deposits for the fourth quarter totaled $2.1 billion, an increase of $524 million or 32% over fourth quarter 2009, while transaction accounts grew to 99% of total average deposits. The average cost of funds between those respective periods decreased to 0.61% from 0.86%.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “We are pleased to report meaningful increases in non-interest income and net interest income. Although the provision for loan and lease losses remained elevated during the quarter; operating earnings, excluding the provision, amounted to $7.2 million compared to $5.8 million in fourth quarter 2009. Additionally, improvement in several key asset quality indicators is reflected in the decrease in total non-performing assets and loans over 90 days past due still accruing. Those categories totaled $19.6 million at December 31, 2010, compared to $25.7 million at the prior year end, or a decrease of 24%, while the allowance for loan losses to total loans increased to 1.49% from 1.26% over that period.  In a weak economy, we grew our average quarterly loans by 6%, and have begun closing Small Business Administration loans. We also have developed new relationships to market our security backed lines of credit and are optimistic about growth in that area.  We continue to grow prepaid relationships with our pipeline of prepaid customers.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended December 31, 2010 of $2.0 million or $0.08 diluted earnings per share, on 26,181,354 weighted average shares, compared to a net loss available to common shareholders of $932,000 or a diluted loss per share of $0.04, based on 26,181,291 weighted average shares, for the three months ended December 31, 2009.  Core operating earnings as shown below, a non-GAAP measure, increased to $7.2 million for the three months ended December 31, 2010 as compared to $5.8 million for the three months ended December 31, 2009.  The following is a reconciliation of core operating earnings to GAAP net income available to common shareholders (for the three month periods):

	December 31,	December 31,
	2010	2009

Net income (loss) available to common shareholders	$2,041	$(932)
Preferred stock dividends and accretion	-	965
Income tax expense	946	17

(Gains) and losses on securities	14	(436)
Other than temporary impairment in securities	-	2,225
Provision for loan and lease losses	4,212	4,000
Core operating earnings (1)	$7,213	$5,839

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance, specifically its overall earnings capacity.  Other companies may calculate core earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.

Balance Sheet Summary

At December 31, 2010, Bancorp's total assets were $2.4 billion, an increase of $350 million or 17% over December 31, 2009. During that period, investments increased to $253 million, an increase of $138 million or 120%; loans increased to $1.6 billion, an increase of $95 million or 6%; and deposits increased to $2.0 billion, an increase of $370 million or 22%.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 10:30 AM EST Thursday, January 27, 2011 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.730.5769 using access code 21625636.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Thursday, February 3, 2011 by dialing 888.286.8010, access code 16943233.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services and products both directly and through private-label affinity programs nationwide.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
andres.viroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Year ended
	December 31,		December 31,
	2010	2009	2010	2009
	(dollars in thousands except per share data)		(dollars in thousands except per share data)
Condensed income statement
Net interest income	$18,174	$16,849	$68,193	$63,709
Provision for loan and lease losses	4,212	4,000	19,287	13,000
Non-interest income
Gain and losses on securities	(14)	436	1,207	1,106
Other than temporary impairment of investment securities	-	(2,225)	(135)	(2,225)
Other non-interest income	5,372	3,272	19,524	12,576
Total non-interest income	5,358	1,483	20,596	11,457
Non-interest expense
Loss on other real estate owned	-	-	22	1,700
Other non-interest expense	16,333	14,282	61,726	54,116
Total non-interest expense	16,333	14,282	61,748	55,816
Net income before income tax expense	2,987	50	7,754	6,350
Income tax expense	946	17	2,532	2,248
Net income	2,041	33	5,222	4,102
Less preferred stock dividends	-	(565)	(433)	(2,293)
Less preferred stock accretion	-	(400)	(5,809)	(1,467)
Net income (loss) available to common shareholders	$2,041	$(932)	$(1,020)	$342

Basic earnings (loss) per share	$0.08	$(0.04)	$(0.04)	$0.02

Diluted earnings (loss) per share	$0.08	$(0.04)	$(0.04)	$0.02
Weighted average shares - basic	26,181,281	26,181,291	26,181,281	18,794,590
Weighted average shares - diluted	26,181,354	26,181,291	26,181,281	19,324,335

Balance sheet	December 31	September 30	June 30	December 31
	2010	2010	2010	2009
Assets:
Cash and cash equivalents
Cash and due from banks	$157,411	$164,948	$92,620	$135,246
Interest bearing deposits	314,908	584,857	171,054	219,213
Total cash and cash equivalents	472,319	749,805	263,674	354,459

Investment securities, available-for-sale, at fair value	231,165	249,342	208,080	93,478
Investment securities, held-to-maturity	21,364	21,354	21,496	21,468
Loans, net of deferred costs	1,619,195	1,590,507	1,576,525	1,523,722
Allowance for loan and lease losses	(24,063)	(21,798)	(22,336)	(19,123)
Loans, net	1,595,132	1,568,709	1,554,189	1,504,599
Premises and equipment, net	8,767	8,602	8,229	7,942
Accrued interest receivable	8,878	8,396	8,483	7,722
Intangible assets, net	9,005	9,255	9,505	10,005
Other real estate owned	2,115	225	459	459
Deferred tax asset, net	21,872	19,434	20,258	20,875
Other assets	23,327	24,554	29,497	22,527
Total assets	$2,393,944	$2,659,676	$2,123,870	$2,043,534

Liabilities:
Deposits
Demand (non-interest bearing)	$945,605	$1,402,538	$827,268	$661,383
Savings, money market and interest checking	975,973	1,001,959	903,599	850,306
Time deposits	90,862	9,218	1,178	125,255
Time deposits, $100,000 and over	11,657	8,672	149,562	17,565
Total deposits	2,024,097	2,422,387	1,881,607	1,654,509
Securities sold under agreements to repurchase	14,383	9,429	7,552	2,588
Short-term borrowings	87,000	-	-	100,000
Federal funds purchased	49,000	-	-	-
Accrued interest payable	124	109	165	362
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	7,033	12,918	17,367	27,471
Total liabilities	$2,195,038	$2,458,244	$1,920,092	$1,798,331

Shareholders' equity:
Series B, $1,000 liquidation value, 0 and 45,220 shares issued and outstanding at December 31, 2010 and 2009, respectively	-	-	-	39,411
Common stock - authorized, 50,000,000 shares of $1.00 par value; 26,181,281 issued and outstanding at December 31, 2010 and 2009, respectively	26,181	26,181	26,181	26,181
Additional paid-in capital	192,711	192,492	197,027	196,875
Accumulated deficit	(18,195)	(20,236)	(20,824)	(17,175)
Accumulated other comprehensive (loss) gain	(1,791)	2,995	1,394	(89)
Total shareholders' equity	198,906	201,432	203,778	245,203

Total liabilities and shareholders' equity	$2,393,944	$2,659,676	$2,123,870	$2,043,534

Average balance sheet and net interest income	Three months ended December 31, 2010			Three months ended December 31, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,597,630	$19,048	4.77%	$1,515,632	$18,666	4.93%
Leases – nontaxable*	2,646	48	7.26%	-	-
Investment securities-taxable	192,716	1,530	3.18%	111,548	1,198	4.30%
Investment securities-nontaxable*	76,401	1,029	5.39%	34,709	712	8.21%
Interest bearing deposits at Federal Reserve Bank	332,010	207	0.25%	79,122	51	0.26%
Federal funds sold	-	-	0.00%	39,243	30	0.31%
Net interest-earning assets	2,201,403	21,862	3.97%	1,780,254	20,657	4.64%

Allowance for loan and lease losses	(22,660)			(18,946)
Other assets	200,647			157,708
	$2,379,390			$1,919,016

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$1,119,463	$417	0.15%	$741,239	$97	0.05%
Interest bearing deposits
Interest checking	684,740	1,793	1.05%	420,498	1,688	1.61%
Savings and money market	303,749	823	1.08%	375,530	1,297	1.38%
Time	29,481	63	0.85%	76,192	218	1.14%
Total interest bearing deposits	1,017,970	2,679	1.05%	872,220	3,203	1.47%
Total deposits	2,137,433	3,096	0.58%	1,613,459	3,300	0.82%

Short-term borrowings	4,272	8	0.75%	29,837	50	0.67%
Repurchase agreements	12,126	9	0.30%	1,602	4	1.00%
Subordinated debt	13,401	216	6.45%	13,401	216	6.45%
Net interest bearing liabilities	1,047,769	2,912	1.11%	917,060	3,473	1.51%
Total cost of funds	2,167,232	3,329	0.61%	1,658,299	3,570	0.86%

Other liabilities	8,423			12,456
Total Liabilities	2,175,655			1,670,755

Shareholders' equity	203,735			248,261
	$2,379,390			$1,919,016
Net interest income on tax equivalent basis*		18,533			17,087

Tax equivalent adjustment		359			238

Net interest income		$18,174			$16,849
Net interest margin *			3.36%			3.84%

* Taxable equivalent basis for comparability to other interest categories, using a 34% statutory tax rate

Average balance sheet and net interest income	Year ended December 31, 2010			Year ended December 31, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,567,947	$73,741	4.70%	$1,477,614	$73,074	4.95%
Leases - bank qualified	1,038	48	4.62%	-	-	0.00%
Investment securities-taxable	164,238	6,181	3.76%	107,695	5,017	4.66%
Investment securities-nontaxable*	48,913	2,919	5.97%	25,449	2,041	8.02%
Interest bearing deposits at Federal Reserve Bank	327,943	817	0.25%	39,271	87	0.22%
Federal funds sold	-	-	0.00%	70,061	234	0.33%
Net interest-earning assets	2,110,079	83,706	3.97%	1,720,090	80,453	4.68%

Allowance for loan and lease losses	(21,676)			(18,632)
Other assets	183,850			135,917
	$2,272,253			$1,837,375

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$1,011,667	$1,311	0.13%	$529,477	$406	0.08%
Interest bearing deposits
Interest checking	622,116	7,870	1.27%	365,715	5,937	1.62%
Savings and money market	311,251	3,921	1.26%	516,356	5,959	1.15%
Time	69,169	457	0.66%	151,791	2,510	1.65%
Total interest bearing deposits	1,002,536	12,248	1.22%	1,033,862	14,406	1.39%
Total deposits	2,014,203	13,559	0.67%	1,563,339	14,812	0.95%

Short-term Borrowings	13,464	89	0.66%	44,895	329	0.73%
Repurchase agreements	8,637	27	0.31%	2,175	26	1.20%
Subordinated debt	13,211	864	6.54%	13,401	883	6.59%
Net interest bearing liabilities	1,037,848	13,228	1.27%	1,094,333	15,644	1.43%
Total cost of funds	2,049,515	14,539	0.71%	1,623,810	16,050	0.99%

Other liabilities	9,569			7,608
Total Liabilities	2,059,084			1,631,418

Shareholders' equity	213,169			205,957

	$2,272,253			$1,837,375
Net interest income on tax equivalent basis*		69,167			64,403

Tax equivalent adjustment		974			694

Net interest income		$68,193			$63,709
Net interest margin *			3.28%			3.74%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate

Allowance for loan and lease losses:	For year ended	For year ended
	December 31,	December 31,
	2010	2009

Balance in the allowance for loan and lease losses at beginning of period	$19,123	$17,361

Loans charged-off:
Commercial	12,948	6,314
Construction	565	4,546
Lease financing	3	49
Residential mortgage	1,254	328
Consumer	618	127
Total	15,388	11,364

Recoveries:
Commercial	254	53
Construction	29	32
Lease financing	10	27
Residential mortgage	742	12
Consumer	6	2
Total	1,041	126
Net charge-offs	14,347	11,238
Provision charged to operations	19,287	13,000

Balance in allowance for loan and lease losses at end of period	$24,063	$19,123
Net charge-offs/average loans	0.92%	0.76%

Loan portfolio:	December 31	September 30,	June 30,	December 31,
	2010	2010	2010	2009

Commercial	$441,835	$409,697	$403,320	$402,232
Commercial mortgage (1)	580,780	580,491	580,542	569,434
Construction	203,120	206,551	207,846	207,184
Total commercial loans	1,225,735	1,196,739	1,191,708	1,178,850
Direct financing leases	103,289	103,278	96,319	78,802
Residential mortgage	93,004	93,833	95,542	85,759
Consumer loans and others	194,320	193,968	190,729	178,608
	1,616,348	1,587,818	1,574,298	1,522,019
Unamortized costs (fees)	2,847	2,689	2,227	1,703
Total loans, net of unamortized fees and costs	$1,619,195	$1,590,507	$1,576,525	$1,523,722

Supplemental loan data :
Construction 1-4 family	92,190	95,905	102,730	100,088
Construction commercial, acquisition and development	110,930	110,646	105,116	107,096
	$203,120	$206,551	$207,846	$207,184
(1) At December 31, 2010 our owner-occupied loans amounted to $127 million, or 22% of commercial mortgages.

	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Asset quality ratios:
Nonperforming loans to total loans (1)	1.08%	1.51%	1.82%	1.44%	1.66%
Nonperforming assets to total assets (1)	0.82%	0.91%	1.37%	1.08%	1.26%
Allowance for loan and lease losses to total loans	1.49%	1.37%	1.42%	1.33%	1.26%

Nonaccrual loans	$15,298	$19,640	$18,193	$17,863	$12,270
Total nonperforming loans	15,298	19,640	18,193	17,863	12,270
Other real estate owned	2,115	225	459	648	459
Total nonperforming assets	$17,413	$19,865	$18,652	$18,511	$12,729

Loans 90 days past due still accruing interest	$2,219	$4,352	$10,529	$4,071	$12,994

(1) Nonperforming loans are defined as nonaccrual loans and restructure loans. Loans 90 days past due and still accruing interest are also included in these ratios.

	Three months ended		Year ended
	December 31,		December 31,
	2010	2009	2010	2009
Selected operating ratios:
Return on average assets	0.34%	0.01%	0.23%	0.22%
Return on average equity	4.01%	0.05%	2.45%	1.99%
Net interest margin	3.36%	3.84%	3.28%	3.74%
Efficiency ratio (1)	69.37%	71.11%	70.52%	73.29%
Book value per share (2)	$7.60	$7.64	$7.60	$7.64

(1) Excludes OREO loss in 2009.
(2) Excludes Series B Preferred Shares issued to the U.S. Treasury and the associated book value.

Capital Ratios
	Tier 1 capital	Tier 1 capital	Total capital
	to average	to risk-weighted	to risk-weighted
	assets ratio	assets ratio	assets ratio

As of December 31, 2010
The Company	8.37%	11.99%	13.24%
The Bancorp Bank	7.39%	10.60%	11.85%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2009
The Company	12.68%	15.81%	17.06%
The Bancorp Bank	8.78%	10.97%	12.22%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%